UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                         SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement        [  ] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED
                                             BY RULE 14A-6(E) (2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12
                         FULTON BANCSHARES CORPORATION
                         -------------------------------
               (Name of Registrant as Specified In Its Charter)
                         -------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD ON APRIL 19, 2004
                      ____________________________________

              TO THE SHAREHOLDERS OF FULTON BANCSHARES CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of FULTON BANCSHARES CORPORATION will be held at 4:00 p.m., prevailing time, on Monday, April 19, 2004 in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, for the following purposes:

     1. To elect three (3) Class B Directors to serve for a three-year term and until their successors are elected and qualified;

     2. To ratify the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the independent auditors of the Corporation for the year ending December 31, 2004; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-Laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 8, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2003 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 2002 fiscal year may be obtained at no cost by contacting DoriAnn F. Hoffman, Treasurer, Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, telephone: (717) 485-3144.

     You are urged to mark, sign, and date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.


                              By Order of the Board of Directors,



                              Clyde H. Bookheimer, President and CEO

McConnellsburg, Pennsylvania
March 22, 2004

                          FULTON BANCSHARES CORPORATION
           PROXY STATEMENT FOR THE ANNUAL MEETING OF
           SHAREHOLDERS TO BE HELD ON APRIL 19, 2004


                            GENERAL

Introduction, Date, Time and Place of Annual Meeting

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of FULTON BANCSHARES CORPORATION, a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held on April 19, 2004 at 4:00 p.m. prevailing time, in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233. The telephone number for the Corporation is (717) 485-3144. All inquires should be directed to Clyde H. Bookheimer, President of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

Solicitation and Voting of Proxies

     The Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on or about March 22, 2004.

     Proxyholders will vote shares represented by proxies on the accompanying Proxy, if properly signed and returned, in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the three (3) nominees for Class B Director named below and FOR the ratification of the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the independent auditors of the Corporation for the year ending December 31, 2004. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be paid by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Alice G. Clark, Secretary of Fulton Bancshares Corporation, at 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities, Record Date and Quorum

     At the close of business on March 8, 2004, the Corporation had issued and outstanding 492,815 shares of common stock, par value $0.625 per share, the only authorized class of stock.

     Only holders of Common Stock of record at the close of business on March 8, 2004 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors, shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and brokers non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for nor against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the number of shares voted from which the required majority is calculated.


                            GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the OTCBB, and SEC regulations, as well as best practices suggested by recognized governance authorities.

     Currently, our Board of Directors has 8 members. Under the OTCBB standards for independence, Martin R. Brown, Cecil B. Mellott, Clair R. Miller, David L. Seiders, Robert C. Snyder, Robert L. Thomas and Ellis L. Yingling, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Nominating Committee and Compensation Committee.

Meetings and Committees of the Board of Directors

     The Board of Directors of the corporation has a standing Executive Committee. In addition, the Board of Directors has an Audit Committee, Compensation Committee and a Nominating Committee, which was formed in 2003.

     Executive Committee. Members of the Executive Committee, during 2003, were Cecil B. Mellott, Chairman, David L. Seiders, Clair R. Miller, and Clyde H. Bookheimer. The principal duties of the Executive Committee include acting on behalf of the Board between meetings to take action on loan approvals, and to evaluate governance issues and strategic plans. The Committee met 4 times in 2003.

     Audit Committee.  Members of the Audit Committee, during 2003, were Ellis
L. Yingling, Chairman, and Martin R. Brown, Cecil B. Mellott, Clair R. Miller,
David L. Seiders, Robert C. Snyder and Robert L. Thomas.   The Audit Committee
met 2 times during 2003. The principal duties of the Audit Committee, as set forth in its charter, (which is attached to this proxy statement) include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent certified public accountant.

     We have no "audit committee financial expert." We believe the cost to retain a financial expert at this time is prohibitive. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

     Compensation Committee. Only independent directors served on the Compensation Committee. Members of the Compensation Committee, during 2003, were Cecil B. Mellott, Chairman, David L. Seiders and Clair R. Miller. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for The Fulton
County National Bank and Trust Company. In addition, the committee makes recommendations to the Board with respect to compensation paid to senior executives. The Compensation Committee met 2 times during 2003.

      Nominating Committee.  Members of the Nominating Committee include Cecil
B. Mellott, Chairman, and Martin R. Brown, Clair R. Miller, David L. Seiders, Robert C. Snyder, Robert L. Thomas, and Ellis L. Yingling, each of whom is a non-employee director. The Committee was formed in 2003 and held its first meeting in 2004. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a) (14) of the OTCBB listing standards). The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Company and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates. If a shareholder wishes to recommend a director candidate, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the Company's offices at 100 Lincoln Way East, McConnellsburg, Pennsylvania. The Nominating Committee intends to develop a process for identifying and evaluating all nominees for director, including any recommended by shareholders, and minimum requirements for nomination. The Nominating Committee has adopted a written Charter.

     The Board of Directors of The Fulton County National Bank and Trust Company met 43 times during 2003. There were a total of 8 meetings of the various committees of the Board of Directors in 2003.All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. All of our Directors attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this years meeting.

Employee Code of Ethics

     Since 1985, we have had a code of conduct. In 2003, as required by law and regulation, we amended our code of conduct. Our employee code of ethics is applicable to our directors, officers and employees.

     The code of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code or ethics. The Board periodically receives reports on our compliance program. We will file a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.


             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners

     The following table sets forth, as of March 8, 2004, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.


                                                 Percentage of
                                    Shares        Outstanding
                                 Beneficially     Common Stock
Name and Address                  Owned (1)       Beneficially
                                                     Owned

Raleigh V. and Inez G. Barnett        33,938          6.89%
Waterfall, Pennsylvania 16689

CEDE & Co.                           117,792         23.90%
New York, NY 10274

------------
(1)  See footnote below for the definition of "beneficially owned."

Beneficial Ownership by Officers, Directors and Nominees

     The following table sets forth as of March 8, 2004, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual              Amount and Nature of               Percentage
or Identity of Group         Beneficial Ownership (1) (2)          of Class(3)

CLASS A
Cecil B. Mellott                    16,557(5)                         3.36%
Clair R. Miller(4)                   5,000(6)                         1.01%

CLASS B
Clyde H. Bookheimer(5)               1,513(4)                       ---------
Robert C. Snyder(5)                  6,000                            1.22%
Ellis L. Yingling(5)                 8,000(7)                         1.62%

CLASS C
Martin R. Brown (6)                  2,900(8)                       ---------
David L. Seiders(6)                  1,178                          ---------
Robert L. Thomas (6)                   500(9)                       ---------

All Officers and Directors as
   a Group (11 persons)             41,419                            8.36%

---------------
(1) The securities beneficially owned by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 8, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Information furnished by the directors, officers and the Corporation.

(3)  Less than 1% unless otherwise indicated

(4) Includes 517 shares held individually by Mr. Bookheimer, 405 shares held jointly with his spouse and 591 shares held individually by his spouse.

(5) Includes 2,779 shares held individually by Mr. Mellott and 13,778 shares held jointly with his spouse.

(6) Includes 660 shares held individually by Mr. Miller and 4,340 shares held jointly with his spouse.

(7) Includes 1,936 shares held individually by Mr. Yingling and 6,064 shares held jointly with his spouse.

(8) Includes 700 shares held individually by Mr. Brown and 2,200 shares held jointly with his spouse.

(9) Includes 400 shares held individually by Mr. Thomas and 100 shares held jointly with his brother.

Principal Officers of the Corporation

      The following table provides information, as of March 8, 2004, about the corporation's principal officers:


                              Principal Occupation For the Past Five
Name               Age                  Years and Position
                             Held with Fulton Bancshares Corporation and
                                           Subsidiaries

Cecil B. Mellott   67   (1)  Chairman of the Board of the Corporation
                             and the Bank.  President Mellott Wood
                             Preserving, Inc.;  President MELCO Lumber
                             Company, Inc. and President of C & D
                             Logging
David L. Seiders   64   (1)  Vice Chairman of the Board of the
                             Corporation and the Bank.  Farmer
Clair R. Miller    67   (1)  Vice Chairman of the Board of the
                             Corporation and the Bank.  President Clair
                             R. Miller Inc. and President Fairview
                             Estates Inc.
Clyde H. Bookheimer 64       President and Chief Executive Officer of
                             the Corporation and the Bank.
Alice G. Clark     41        Vice President and Secretary of the
                             Corporation and Senior Vice President,
                             Cashier and Secretary of the Bank.
DoriAnn F. Hoffman 47        Vice President and Treasurer of the
                             Corporation and Senior Vice President and
                             Assistant Secretary of the Bank.
Thomas H. Bard     31        Vice President and Assistant Treasurer and
                             Assistant Secretary of the Corporation and
                             Senior Vice President and Assistant
                             Secretary of the Bank.

  (1) Mr. Mellott, Mr. Seiders, and Mr. Miller are not employees of the Corporation.

      The By-Laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-Laws provides that the number of directors that shall constitute the whole Board of Directors shall be not less than five nor more than twenty-five. The By-Laws provide that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. The terms of the respective classes shall expire in successive years. Therefore, the By-Laws provide for a classified Board of Directors with a staggered three-year term of office. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications.

     No person elected or appointed a director shall serve in that capacity after reaching the age of seventy-five (75) years. Each director shall also own, in his or her own right, shares of Common Stock that have a book value in the aggregate of not less than Ten Thousand Dollars ($10,000). Pursuant to Section
11.1 of the By-Laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.
     A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the President of the Corporation in accordance with Section 10.1 of the corporation's by-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than 90 days prior to the date of any meeting of shareholders called for the election of directors.

     In accordance with Section 10.3 of the By-Laws, at the 2004 Annual Meeting of Shareholders, three (3) Class B Directors shall be elected to serve for a three-year term and until their successors are elected and qualified.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three (3) Class B nominees named below. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

     The Board of Directors has fixed the number of directors at eight (8). There are three (3) nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following three persons for election to the Board of Directors for the terms specified:

                         Nominees for Class B Directors
                            For a Term of Three Years

                               Clyde H. Bookheimer
                                Robert C. Snyder
                                Ellis L. Yingling

Each of the nominees presently serves as a director.



EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation for services in all capacities paid by the Bank during 2003 to each of the five most highly compensated executive officers to the extent such persons aggregate cash compensation exceeded $100,000:
                           Summary Compensation Table


                                                              Long Term
                                                            Compensation
                                                           Awards     Payouts

                                                         Securities
                                                         Underlying
                            Annual            Other       Options/      LTIP    All Other
                       Compensation          Annual
    Name and       Year   Salary   Bonus   Compensation      SARs      Payouts  Compensation
   Principal                                                                        (1)
    Position
Clyde H.           2003   $140,858     $0           $0             $0       $0      $81,711
Bookheimer
  President and
 Chief Executive
 Officer
                   2002   $140,666     $0           $0             $0       $0     $128,855
                   2001   $130,008     $0           $0             $0       $0     $163,903
</TABLE

(1) All Other compensation includes retirement plan, supplemental retirement plan, and use of bank owned vehicle.

DEFERRED COMPENSATION AND OTHER BENEFIT PROGRAMS

     The Corporation has adopted several benefit programs, some of which result in the deferral of payments for services rendered:

     (1) The Supplemental Executive Retirement Plan - This Plan is funded by single premium life insurance on the CEO and certain other Bank executives, naming the Bank as beneficiary. Actual payments to the executives will not begin until their retirement.

     (2) The Director Emeritus Program - This plan, funded by life insurance, will allow the Bank to reward its directors for longevity of service to the Board. Directors who qualify would be eligible at age 75 to receive $ 4,000 annually for up to 10 years under this program.

     (3) The Director Deferred Compensation Plan - This plan, also funded by life insurance, will allow directors to defer up to 100% of directors fees annually. The amounts deferred will be paid out over a period of up to 10 years beginning when the director reaches the age of 75.

     (4) The Officer Supplemental Life Insurance Plan - This plan provides for officer life insurance coverage of generally double their current salary level, and is also funded by single premium life insurance.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of directors who meet the OTCBB standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised December 2003 and which is attached to this proxy statement as Appendix
A.

     The Audit Committee met with management periodically during the year to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors. The Audit Committee also discussed with the company's senior management and independent auditors the process used for certifications by the company's chief executive officer and chief financial officer which are required for certain of the company's filings with the Securities and Exchange
Commission.

     The Audit Committee met privately at its regular meeting with both the independent accountants and the internal auditors, as well as with the President, Vice Presidents and Treasurer, on a number of occasions, each of whom has unrestricted access to the Audit Committee.

     The Audit Committee appointed Smith, Elliott Kearns & Company, LLC as the independent accountants for the company after reviewing the firm's performance and independence from management.

     Management has primary responsibility for the company's financial statements and the overall reporting process, including the company's system of internal controls.

     The independent accountants audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

     The Audit Committee reviewed with management and Smith Elliott Kearns&
Company, LLC, the company's independent accountants, the company's audited financial statements prior to issuance. Management has represented, and Smith
Elliott Kearns & Company, LLC has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee received from and discussed with Smith Elliott Kearns &
Company, LLC the written disclosure and the letter required by Independence
Standards Board Standard No. 1.  (Independence Discussions with Audit
Committees).  These items relate to that firm's independence from the company.
The Audit Committee also discussed with Smith Elliott Kearns & Company, LLC matters required to be discussed by the Statement on Auditing Standards No. 61.
(Communication with Audit Committees) of the Auditing Standards Board of the
American Institute of Certified Public Accountants to the extent applicable.
The Audit Committee monitored the accountant's independence, reviewed audit and non-audit services performed by Smith Elliott Kearns & Company, LLC and discussed with the accountants their independence.

     In reliance on these reviews and discussions referred to above, the Audit
Committee recommended to the board of Directors that the company's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder ratification, the selection of Smith Elliott Kearns &
Company, LLC as the company's independent accountants for the year.

     Aggregate fees billed to Fulton Bancshares Corporation by Smith Elliott
Kearns & Company, LLC for services rendered are presented below:


                                 Year Ended December 31,
                                   2003         2002
          Audit fees            $ 30,192      $ 27,577
          Audit related fees    $ 22,630      $ 26,200
          Tax fees              $  5,235      $  5,250
          All other fees        $  6,090      $  6,558

     Audit Fees include fees billed for professional services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in Fulton Bancshares Corporation Forms 10-Q or 10-QSB or services that are normally provided by Smith Elliott Kearns & Company, LLC in connection with statutory and regulatory filings or engagements.

          Audit Related Fees include fees billed for assurance and related services by Smith Elliott Kearns & Company, LLC that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. These include fees for ACH, internal and trust audits; OCC risk assessment and agreed upon procedures.

     Tax Fees include fees billed for professional services rendered by Smith Elliott Kearns & Company, LLC for tax compliance, tax advice, tax planning. These include preparation of federal and state tax returns,

          All Other Fees include fees billed for products and services provided by Smith Elliott Kearns & Company, LLC, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These include fees for services related to the Bank's employee benefit programs.

     The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Smith Elliott Kearns & Company, LLC independence.

     The Audit Committee has a policy for the pre-approval of services provided by the independent auditors. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.
None of the services related to the Audit-Related Fees, Tax Fees, or All Other Fees described above was approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

     The foregoing report has been furnished by the current members of the Audit Committee.


                         Members of the Audit Committee

                         Ellis L. Yingling - Chairman
                         Cecil B. Mellott
                         Clair R. Miller
                         David R. Seiders
                         Robert L. Thomas
                         Martin R. Brown
                         Robert C. Snyder


                      CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank. Total loans outstanding from the Corporation and the Bank at December 31, 2003 to the Corporation's and the Bank's officers and directors as a group, and to members of their immediate families and companies in that they had an ownership interest of 10% or more was $3,638,548, or approximately 22.4%, of the total equity capital of the Bank. Such loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2004, to the above described group was approximately $3,744,990.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     A line graph is set forth below. The graph compares the yearly change in the cumulative total shareholder return on the corporation's common stock against the cumulative total return of the NASDAQ Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1997 and ended December 31, 2002. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                                                Period Ending
Index                          12/31/98  12/31/99  12/31/00  12/31/01  12/31/02   12/31/03
Fulton Bancshares
   Corporation                   100.00     94.26     64.35     64.49     89.77     100.24
NASDAQ - Total US*               100.00    185.95    113.19     89.65     61.67      92.90
SNL All OTC-BB and Pink Banks    100.00     87.56     75.13     78.74     97.95     134.58

*Source:  SNL Financial LC, Charlottesville, VA  2004

LEGAL PROCEEDINGS

     In the opinion of the management of the Corporation and the Bank, there are no proceedings pending to which the Corporation or the Bank is a party or to which their property is subject, which, if determined adversely to the Corporation and the Bank, would be material in relation to the Corporation's or the Bank's undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the Corporation and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the Corporation or the Bank by government authorities.

                      RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the Proxy for the ratification of the selection of Smith Elliott Kearns & Company, LLC, Certified Public Accountants, of Chambersburg, Pennsylvania, as the Corporation's independent auditors for the year ending December 31, 2004. The Corporation has been advised by Smith Elliott Kearns & Company, LLC that none of its members has any financial interest in the Corporation. Ratification of Smith Elliott Kearns & Company, LLC will require the affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting. Smith Elliott Kearns & Company, LLC served as the Corporation's independent public accountants for the 2003 fiscal year, assisted the Corporation and the Bank with the preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at the customary hourly rates. These non-audit services were approved by the Corporation's and the Bank's Board of Directors after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusions of the Board of Directors of the Corporation and the Bank that there was no effect on the independence of the accountants. In the event that the Shareholders do not ratify the selection of Smith, Elliott, Kearns & Company, LLC as the Corporation's independent auditors for the year ending December 31, 2004 another accounting firm may be chosen to provide independent public accountant audit services for the 2004 fiscal year. The Board of Directors recommends that the shareholders vote for the ratification of the selection of Smith Elliott Kearns & Company, LLC as the independent auditors for the Corporation for the year ending December 31, 2004.

                                  ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 2003 is enclosed with this Proxy Statement. A representative of the Corporation will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                     SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 2003 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Fulton Bancshares Corporation at its principal executive offices, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233, not later than Monday,
November 22, 2004.
                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.


                     ADDITIONAL INFORMATION

     A copy of the Corporation's report on Form 10-K, including the financial statements and the schedules thereto, required to be filed with the Securities Exchange Act of 1934, as amended, may be obtained, without charge to the shareholder upon written request addressed to DoriAnn F. Hoffman, Treasurer, Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233.
                          FULTON BANCSHARES CORPORATION
                                      PROXY
  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2004
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kenneth G. Richards and Raleigh
V. Barnett and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Fulton Bancshares Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Fulton Theatre Building at the Main Office of The Fulton County National Bank and Trust Company, 100 Lincoln Way East, McConnellsburg, Pennsylvania 17233 on Monday, April 19, 2004 at 4:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   ELECTION OF THREE CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR TERM

     Clyde H. Bookheimer      Robert C. Snyder         Ellis L. Yingling

[  ]   FOR the nominee listed above             [  ]  WITHHOLD AUTHORITY to vote
       (except as marked to the contrary below)       for nominees listed above

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NOMINEES NAME ON THE SPACE BELOW.)


**********************************************************************
2. PROPOSAL TO RATIFY THE SELECTION OF SMITH ELLIOTT KEARNS & COMPANY, LLC CERTIFIED PUBLIC ACCOUNTANTS, OF CHAMBERSBURG, PENNSYLVANIA, AS THE AUDITORS FOR THE CORPORATION FOR YEAR ENDING DECEMBER 31, 2004.

     [   ] FOR                  [   ] AGAINST         [   ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
**********************************************************************
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

THIS PROXY MUST BE DATED, SIGNED         -----------------------     ----------
BY THE SHAREHOLDER AND RETURNED          SIGNATURE (S) SEAL          DATE
PROMPTLY TO THE CORPORATION IN THE
ENCLOSED ENVELOPE. WHEN SIGNING AS
ATTORNEY, EXECUTOR, ADMINISTRATOR,       -----------------------     ----------
TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE.  SIGNATURE (S) SEAL          DATE
IF MORE THAN ONE TRUSTEE ALL SHOULD
SIGN, IF STOCK IS HELD JOINTLY, EACH
OWNER MUST SIGN.                         NUMBER OF SHARES HELD OF RECORD ON
                                         March 8, 2004



                              PROXY REVOCATION FORM







     I/We hereby revoke all proxies previously executed by me/us for the Annual

Meeting of Shareholders of Fulton Bancshares Corporation to be held on April 19, 2004.



                              Date:
                                     ------------------------
                              Time:
                                     ------------------------

                              --------------------------------
                              Print Names

                              --------------------------------
                              Signatures   (Seal)


Number of Shares held of
Record on March 8, 2004:
                          -------


                                                         APPENDIX A

                   FULTON BANCSHARES CORPORATION
                      AUDIT COMMITTEE CHARTER
                        APPROVED 12/08/2003

I.   Authorization

     The Audit Committee of Fulton Bancshares Corporation (the
     "Company") is a standing committee of the Board of Directors
     ("Board") authorized by the Company's Bylaws.

II.  Purpose

     The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Company's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III. Membership and Structure

     The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

     All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC.
IV.  Authority

     The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

     The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

     The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

V.   Duties and Responsibilities

     The Audit Committee shall have the following duties and responsibilities:

Meetings and Access

  * Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

  * Meet separately, periodically, with management, independent auditors, chief audit executives and any other Company
     Committees that the Audit Committee determines appropriate.

  * Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

  * Regularly report to the Board on the Audit Committee's activities.

  *  Annually review and evaluate its own performance.

  * Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  Financial Statement and Disclosure Matters

  * Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.
     * Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has:
     (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors' independence.

  * Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  * Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

  * Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

  * At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

        -  Critical accounting policies and practices to be used;

        - Alternative treatments of financial information within generally accepted accounting principles;

        - Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

        - Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

  * Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
  * Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

  * Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

  * Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Authorization of the Company's Whistleblower's Policy

  * Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company's Relationship with the Independent
Auditors

  *  The independent auditor shall report directly to the Audit
  Committee;

  * Receive and discuss a report from the independent auditors at least annually regarding:

       - The independent auditors' internal quality-control procedures;

       - Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

       -  Any steps taken to deal with any such issues; and

       - All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

  * Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

  * Review and discuss the scope and plan of the independent audit.
  * Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

  * Recommend to the Board, policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review ("ARR")

  * Review and discuss the appointment and replacement of the Chief Auditor.

  * Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

  * Review and evaluate the adequacy of the work performed by the Chief Auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

  * Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

  * Review and discuss the report of the Chief Auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

  * Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

  * Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

  * Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance.